Commitments and Contingencies	12 Months Ended
Sep. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Operating Lease Commitment

The Company leases office space under non-cancelable operating lease agreements, which end at various dates in 2025 and 2029. As of September 30, 2025, the Company’s operating leases had a weighted average remaining lease term of 3.2 years and a weighted average discount rate of 3.82%. Future lease payments under operating leases as of September 30, 2025 were as follows:

September 30, 2025
2026	195
2027	192
2028	141
2029	35
Total future lease payments	563
Less: imputed interest	11
Total lease liabilities	552
Less: current portion	199
Operating lease liability, non-current	353

Lease expenses are recognized on a straight-line basis over the lease term. For the year ended September 30, 2025, the Company had operating lease costs of RMB 324 and short-term lease costs of RMB 370. For the year ended September 30, 2024, the Company had operating lease costs of RMB 178 and short-term lease costs of RMB 140. For the year ended September 2023, the Company had operating lease costs of nil and short-term lease costs of nil.

Cash paid for amounts included in the measurement of operating lease liabilities were RMB 694, RMB 318 and nil during the years ended September 30, 2025, 2024 and 2023, respectively.

Contingencies

In August 2025, Huaming Insurance Agency Co., Ltd. and its Tianjin Second Branch (collectively, “Huaming”) were named as defendants in a civil lawsuit filed by China United Life Insurance Company Limited, Tianjin Branch, before the Tianjin Railway Transportation Court (the “Court”). The case was accepted by the Court on August 5, 2025, under case number (2025) Jin 8601 Min Chu No. 2180.

The plaintiff alleges that, pursuant to an insurance agency agreement entered into on July 21, 2021, certain insurance policies sold by Huaming involved violations of contractual provisions, including alleged fabricated insurance agency transactions and improper commission claims. The plaintiff seeks, among other relief, (i) the return of commissions previously paid in the amount of RMB 4,120, together with interest thereon, (ii) reimbursement of legal fees of RMB 145, and (iii) payment of litigation costs. The total amount claimed is approximately RMB 4,265.

The case has completed its first-instance court hearing, and no judgment has been rendered as of the date of this annual report. The Company is in the process of evaluating the claims and defenses with the assistance of legal counsel. As of September 30, 2025, management is unable to reasonably estimate the outcome of the proceeding or the amount of any potential loss, if any. Accordingly, no provision has been recorded in the consolidated financial statements for this matter.

Based on currently available information, management believes that the outcome of this litigation is uncertain and that, regardless of the final resolution, the matter is not expected to have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows. The Company will continue to monitor the progress of this matter and will recognize a provision or provide additional disclosure in future periods if and when such information becomes available.

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any other currently pending legal or administrative proceeding to which the Group is a party will have a material effect on its business or financial condition.